Exhibit 32.2

Certification pursuant to
18 U.S.C. section 1350,
as adopted pursuant to
section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of First Mid-Illinois Bancshares, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2008 (the “Report”), I Michael L. Taylor, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 4, 2009

/s/ Michael L. Taylor

Michael L. Taylor
Chief Financial Officer